Exhibit (B) (2)

                                CERTIFICATIONS


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the FRANKLIN MUNICIPAL SECURITIES TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 11/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 20, 2005

                                    /s/JIMMY D. GAMBILL
                                    Chief Executive Officer - Finance and
                                    Administration

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO REGISTRANT AND WILL BE RETAINED BY REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.





                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Financial Officer of the FRANKLIN MUNICIPAL SECURITIES TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 11/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  January 20, 2005

                                    /S/GALEN G. VETTER
                                    Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO REGISTRANT AND WILL BE RETAINED BY REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.